UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
(Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934)
Date of Report (Date of earliest event reported) November 20, 2006
SOLECTRON CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

847 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 957-8500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 Entry into a Material Definitive Agreement
     On November 20, 2006, Solectron Corporation entered into an amendment (the “Amendment”) to the Preferred Stock Rights Agreement, dated as of June 29, 2001, as amended on December 3, 2001, between the Company and Computershare Trust Company, N.A., as Rights Agent (as so amended, the “Rights Agreement”). The Amendment accelerates the Final Expiration Date of the Company’s preferred stock purchase rights (the “Rights”) from July 30, 2011 to November 27, 2006. The Amendment is filed with this report as Exhibit 4.1 and is incorporated herein by reference.
ITEM 1.02 Termination of a Material Definitive Agreement
     Item 1.01 is incorporated herein by reference.
ITEM 3.03 Material Modifications to Rights of Security Holders
     As a result of the Amendment described in Item 1.01 above, Solectron Corporation’s outstanding Rights expired at the close of business on November 27, 2006.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Upon the expiration of the Rights on November 27, 2006, as described in Item 3.03 above, the Company will file a Certificate of Elimination with the Secretary of State of the State of Delaware eliminating the Certificate of Designations with respect to the Company’s Series A Participating Preferred Stock which was issuable, under certain circumstances, upon exercise of the Rights.
ITEM 8.01 Other Events
     On November 21, 2006, the Company announced that the Board adopted a new governance policy on stockholder rights plans. The policy provides that (i) any future stockholder rights plan will require stockholder approval prior to adoption, and (ii) the Board may adopt a new stockholder rights plan without first seeking stockholder approval if the majority of the independent directors of the Board believes the implementation of a rights plan is necessary for the proper exercise of the Board’s fiduciary responsibilities, in which case the rights plan would expire if not ratified by stockholders within twelve months of its adoption.
     A copy of the press release announcing these matters is furnished as Exhibit 99.1 hereto.
ITEM 9.01 Financial Statements and Exhibits
(c)	Exhibits
     The following exhibits are filed as part of this report:

Exhibit	Description
4.1	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 20, 2006 between Solectron Corporation and Computershare Trust Company, N.A., as Rights Agent.

99.1	Press Release by Solectron Corporation dated November 21, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006	Solectron Corporation

/s/ Todd DuChene

Todd DuChene
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
4.1	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 20, 2006 between Solectron Corporation and Computershare Trust Company, N.A., as Rights Agent.

99.1	Press Release by Solectron Corporation dated November 21, 2006.